THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14
PGIM Floating Rate Income Fund

Supplement dated September 18, 2018

to the Currently Effective Statement of Additional Information (SAI)

Effective immediately, Joe Lemanowicz will no longer serve as a portfolio manager for the Fund. Robert Cignarella, CFA, Brian Juliano and Parag Pandya, CFA will continue to serve as portfolio managers for the Fund.

To reflect this change, the Fund’s SAI is hereby revised as follows:

I.	All references and information pertaining to Joe Lemanowicz with respect to the Fund are hereby removed.

LR1097